2006 1st Quarter Report February 28, 2006 Y i e l d G r o w t h Q u a l i t y “...Steady Wins TYG Tor toise Energy Infrastructure Corp.

Company at a Glance
•	A pioneering closed-end investment company investing primarily in equity securities of Master Limited Partnerships (MLPs) operating energy infrastructure assets

•	Objectives: Yield, Growth, Quality
About Master Limited Partnerships
MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 50 MLPs in the market, mostly in industries related to energy, natural resources and real estate.
Investment Objectives: Yield, Growth and Quality
Tortoise Energy invests primarily in MLPs in the energy infrastructure sector. Our goal is to provide our stockholders with a high level of total return with an emphasis on current distributions paid to stockholders. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas, and refined products from production points to the end users. Our investments are primarily in mid-stream (mostly pipeline) operations, which produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing dividend stream for our investors.
Tortoise Energy Investment Versus a Direct Investment in MLPs
Tortoise Energy provides its stockholders with an efficient alternative to investing directly in MLPs. A direct investment in an MLP offers the opportunity to receive an attractive distribution that is approximately 80 percent tax deferred, with a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Energy is structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.
Additional features of Tortoise Energy include:
•	One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

•	A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;

•	The ability to access investment grade credit markets to enhance the dividend rate; and

•	Access to direct placements and other investments not available through the public markets.

April 5, 2006
Dear Fellow Stockholders,
We are pleased to submit Tortoise Energy Infrastructure Corp.’s (Tortoise Energy) report for the quarter ended February 28, 2006.
Performance Review
We have built this company with the goal of growing your dividend every year. Tortoise Energy paid a dividend of $0.48 per share for its first quarter of fiscal 2006. This is the company’s seventh consecutive dividend increase to date, and represents a 9.1 percent increase over the same quarter of the prior year, and a 5.5 percent increase over the dividend for the prior quarter. We continue to expect that a significant portion of dividends paid in 2006 to be return of capital for income tax purposes.
The increase in dividend is a result of growth in Distributable Cash Flow (“DCF”), which increased to $7.76 million. This compares to $6.46 million for the first quarter 2005 and $7.23 million last quarter. The growth in DCF resulted from successful investment of additional leverage proceeds in the 2nd and 3rd quarters of 2005, along with the strong growth in distributions from MLP investments. More than 70 percent of MLPs that we own increased their distributions during this quarter.
Our total assets grew to $718 million, as compared to $696 million at fiscal 2005 year-end, primarily as a result of an increase in the unrealized appreciation of our investments.
We are pleased with the investment performance of our holdings, and believe the Company is well positioned to benefit from economic growth. We have also reduced our risk to rising interest rates by swapping all of our variable rate leverage costs into medium- and long-term fixed interest rates.
MLP Overview and Investment Outlook
MLP companies reported strong results in the fourth quarter of 2005, positively impacting our DCF in the first quarter. The average distribution growth of the companies in our portfolio for the first quarter, was 4.7 percent. We expect increasing product demand, internal growth initiatives and acquisitions, to drive distribution growth going forward. The Energy Information Administration projects refined product, crude oil and natural gas demand to increase approximately 1.0 percent annually for the next 20 years. In addition, MLPs expect to spend over $10 billion on internal growth projects between 2006 — 2008. Finally, acquisition activity remains robust totaling over $5 billion in 2005. We expect the combination of these factors to produce growth of at least 4 percent per annum.
The main, long-term challenges that face the industry are increasing interest rates and high oil and natural gas prices. Higher interest rates increase borrowing costs while higher oil and natural gas prices may impact product demand.
2006 1st Quarter Report      1

We are seeing increased investor awareness of, and appetite for, the tax-advantaged returns provided by MLP investments, and continuing growth of the sector’s market capitalization. The MLP market added over $1.5 billion through new entrants and secondary offerings in the fourth quarter of 2005.
In Conclusion
We remain focused on delivering investors an attractive yield that will grow with the distributions from the quality companies in which we invest. We continue to believe that an investment in Tortoise Energy will provide a superior return when compared to alternative investments with similar risk characteristics.
Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte
...Steady Wins™
2      Tortoise Energy Infrastructure Corp.

Summary Financial Information
Key Financial Data
Management’s Discussion
Schedule of Investments
Statement of Assets & Liabilities
Statement of Operations
Statement of Changes In Net Assets
Statement of Cash Flows
Financial Highlights
Notes to Financial Statements
Additional Information

Summary Financial Information

Period Ended
February 28, 2006
Market value per share	$29.42
Net asset value per share	27.55
Total net assets	410,642,165
Unrealized appreciation of investments (excluding interest rate swap contracts) before deferred taxes	23,899,784
Unrealized appreciation of investments and interest rate swap contracts after deferred taxes	14,616,504
Net investment loss	(560,455)
Total realized gain	240,272
Total return (based on market value)	4.22%
Net operating expenses before leverage costs and taxes as a percent of average total assets(1)	0.92%
Distributable cash flow as a percent of average net assets(2)	7.65%

(1)	Annualized.

(2)	Annualized. See Key Financial Data which illustrates the calculation of distributable cash flow.
2006 1st Quarter Report      3

Key Financial Data (Unaudited)
(dollar amounts in thousands unless otherwise indicated)

2005
Q1(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$7,621
Dividends paid in stock	1,001
Dividends from common stock	22
Short-term interest and dividend Income	298

Total from investments	8,942
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of reimbursement	947
Other operating expenses	254

1,201

Distributable cash flow before leverage costs and current taxes	7,741
Leverage Cost(2)	1,278
Current income tax expense	—

Distributable Cash Flow	$6,463

Dividends paid on common stock	$6,487
Dividends paid on common stock per share	0.44
Payout percentage for period(3)	100.4%
Total assets, end of period	623,527
Average total assets during period(4)	581,668
Leverage (Tortoise Notes and Preferred Stock)	145,000
Leverage as a percent of total assets	23.25%
Unrealized appreciation after deferred taxes, end of period	80,622
Net assets, end of period	418,339
Average net assets during period(5)	388,523
Net asset value per common share	28.37
Market value per share	29.44
Shares outstanding	14,744

Selected Operating Ratios(6)
As a Percent of Average Total Assets
Total distributions received from investments	6.24%
Operating expenses before leverage costs and current taxes	0.84%
Distributable cash flow before leverage costs and current taxes	5.40%
As a Percent of Average Net Assets
Distributable cash flow	6.75%

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.

(2)	Leverage costs include interest expense, auction agent fee, interest rate swap expenses and preferred dividends.

(3)	Dividends paid as a percentage of Distributable Cash Flow.

(4)	Computed by averaging month-end values within each period.

(5)	Computed by averaging daily values for the period.

(6)	Annualized.
4      Tortoise Energy Infrastructure Corp.

2005			2006
Q2(1)	Q3(1)	Q4(1)	Q1(1)

$8,523	$9,840	$10,188	$10,601
1,051	1,154	1,197	1,242
23	24	26	31
347	258	218	197

9,944	11,276	11,629	12,071

1,264	1,294	1,300	1,248
401	398	397	343

1,665	1,692	1,697	1,591

8,279	9,584	9,932	10,480
1,750	2,263	2,488	2,661
—	—	214	59

$6,529	$7,321	$7,230	$7,760

$6,581	$6,674	$6,764	$7,155
0.445	0.45	0.455	0.48
100.8%	91.2%	93.6%	92.2%
671,399	746,797	695,978	718,266
640,138	713,072	725,506	704,996
200,000	235,000	235,000	235,000
79,151	108,388	84,456	99,072
29.79%	31.47%	33.77%	32.72%
410,284	432,553	404,274	410,642
416,695	432,245	421,244	411,181
27.75	29.16	27.12	27.55
28.33	32.10	28.72	29.42
14,787	14,832	14,906	14,906

6.16%	6.27%	6.43%	6.94%
1.03%	0.94%	0.94%	0.92%
5.13%	5.33%	5.49%	6.03%

6.22%	6.72%	6.88%	7.65%
2006 1st Quarter Report     5

Management’s Discussion
The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto and our 2005 Annual Report to Stockholders. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.
Overview
Tortoise Energy’s goal is to provide a growing dividend stream to our investors, and when combined with MLP growth prospects, the investment offers the opportunity for an attractive total return. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, we are not a “regulated investment company” for federal tax purposes. Our dividends do not generate unrelated business taxable income (UBTI) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds as well as taxable accounts.
We invest primarily in MLPs through privately negotiated and public market purchases. MLPs are publicly traded partnerships, whose equity interests are traded in the form of units on public exchanges, such as the NYSE. Our private finance activity principally involves providing financing directly to an MLP through privately negotiated equity investments. Our private financing is generally used to fund growth, acquisitions, recapitalizations, debt repayments and bridge financings. We generally invest in companies that are publicly reporting, but for which a privately negotiated financing offers advantages.
Critical Accounting Policies
The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed below.
Note 2 in the Notes to Financial Statements included in this report discloses the significant accounting policies of Tortoise Energy.
6      Tortoise Energy Infrastructure Corp.

Management’s Discussion
(Continued)
Determining Dividends Distributed to Stockholders
Our portfolio generates cash flow from which we pay dividends to stockholders. We pay dividends out of our distributable cash flow (“DCF”), which is simply our income from investments less our total expenses. The income from our investments includes the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and interest payments. The total expenses include current or anticipated operating expenses, total leverage costs and current income taxes on our operating income. Each are summarized for you in the table on pages 4 and 5 and are discussed in more detail below. We intend to reinvest the after-tax proceeds of sales of investments in order to maintain and grow our dividend rate.
Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. We have targeted to pay at least 95 percent of distributable cash flow on an annualized basis.
Investment Income
Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow our dividend to our stockholders, we evaluate each holding based upon its contribution to our investment income, our anticipation of its growth rate, and its risk relative to other potential investments.
We concentrate on MLPs with an increasing demand for services from economic and population growth. We utilize our disciplined investment process to select well-managed businesses with real, hard assets and stable recurring revenue streams.
Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to achieve a dividend yield equivalent to a direct investment in energy infrastructure MLPs. In addition, most energy infrastructure companies are regulated and utilize an inflation escalator index that factors in inflation as a cost pass through. So, over the long-term, we believe MLPs will outpace interest rate increases and produce positive returns.
Investment income relating to DCF for 1st quarter 2006 was approximately $12.1 million representing a 35 percent increase from 1st quarter 2005 and a 3.8 percent increase from 4th quarter 2005. In addition, investment income represented 6.94 percent of average total assets for the 1st quarter 2006, an increase from 6.24 percent at 1st quarter 2005 and 6.43 percent at 4th quarter 2005. These increases reflect the issuance, and earnings from investment, of additional leverage, in addition to continuing distribution increases from a majority of our MLP investments.
2006 1st Quarter Report     7

Management’s Discussion
(Continued)
Expenses
We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee and other administrative expenses; and (2) leverage costs. The net operating expenses before leverage costs for 1st quarter 2006 increased $390,000 from 1st quarter 2005, primarily a result of increased average assets of $123.3 million from quarter to quarter generating an increase in asset based advisory fees. Operating expenses decreased 6.7 percent or $106,000 for 1st quarter 2006 as compared to 4th quarter 2005, as a result of reduced average assets during the 1st quarter 2006 decreasing advisory fees paid by $52,000, and a decrease in other operating expenses of $54,000. On a percentage basis, net operating expenses before leverage costs were an annualized 0.92 percent of average total assets for the 1st quarter 2006 as compared to 0.94 percent and 0.84 percent for 4th quarter 2005 and 1st quarter 2005, respectively.
Leverage costs consist of four major components: (1) the direct interest expense, which will vary from period to period as all of our Tortoise Notes have variable rates of interest; (2) the auction agent fees, which are the marketing costs for the variable rate leverage; (3) the realized gain or loss on our swap arrangements; and (4) our preferred dividends, which also carry a variable rate dividend. We have now locked-in our cost of leverage through interest rate swap agreements, converting our variable rate obligations to fixed rate obligations for the term of the swap agreements. With no short-term interest rate risk in Tortoise Energy, we now have an all-in weighted average cost of leverage of 4.52 percent. Details of the swaps are disclosed in note 10 of our notes to financial statements. Leverage costs of $2.7 million in 1st quarter 2006 as compared to $1.3 million in 1st quarter 2005, reflect an increase in all leverage costs components due to the increased amounts of leverage outstanding and full implementation of the swap agreements. Leverage costs increased $173,000 in 1st quarter 2006 from 4th quarter 2005 as our swap agreements were not fully implemented for the entire 4th quarter 2005.
Distributable Cash Flow
For 1st quarter 2006 our DCF was $7.8 million, an increase of $1.3 million or 20 percent from 1st quarter 2005 and $530,000 or 7.3 percent from 4th quarter 2005. From this, we paid a dividend of $7.2 million, or 92.2 percent of distributable cash flow. On a per share basis, the fund declared a $0.48 dividend on February 10, 2006, for an annualized run-rate of $1.92. This is an increase of 9.1 percent from the 1st quarter 2005 annualized run-rate of $1.76 and a 5.5 percent increase from the 4th quarter 2005 annualized run-rate of $1.82. With the growth in distributions from the master limited partnerships in which we invest, we expect the dividend to continue to grow at least 4 percent annually.
Taxation of our Distributions
We invest in partnerships which have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes on our books. Dividends declared and paid by the Company in a year generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income or returns of capital.
8      Tortoise Energy Infrastructure Corp.

Management’s Discussion
(Continued)
The taxability of the dividend you receive depends on whether the corporation has annual earnings and profits. If so, those earnings and profits are first allocated to the preferred shares, and then to the common shares. Because most of the distributions we have received from MLP’s are not income for tax purposes, we currently have very little taxable income to offset against our expenses.
In the future however, Tortoise Energy could have earnings and profits and that would make our dividend like any other corporate dividend and taxable at the 15 percent qualified dividend rate. Our dividend would include a taxable component for either of two reasons: first, the tax characterization of the distributions we receive from MLPs could change and become less return of capital and more in the form of income. Second, and most likely, we could sell an MLP investment in which Tortoise Energy has a gain. The unrealized gain we have in the portfolio is reflected in the statement of assets and liabilities. Tortoise Energy’s Investments at Value are $705.9 million, with a cost of $546.1 million. The $159.8 million difference is gain that would be recognized if those investments were sold at those values. A sale would give rise to earnings and profits in that period and make the distributions taxable qualified dividends. Note, however, that the statement of assets and liabilities reflects as a deferred tax liability the possible future tax liability we would pay if all investments were liquidated at their indicated value. It is for these two reasons that we only estimate the tax treatment each time we send a dividend, because both of these items are unpredictable until the year is over. We currently expect that our estimated annual taxable income for 2006 will be less than 20 percent of our estimated dividend distributions to shareholders in 2006, although the ultimate determination will not be made until January 2007.
Liquidity and Capital Resources
Tortoise Energy had total assets of $718 million at quarter end. Our total assets reflect the value of our investments, which are itemized in the schedule of investments. It also reflects cash, interest and other receivables and any expenses that may have been prepaid from time to time. During 1st quarter 2006, total assets grew from $696 million to $718 million, an increase of 3.2 percent. This growth was primarily the result of an increase of $23.9 million in unrealized appreciation of investments during the quarter. Total assets increased $94.7 million from 1st quarter 2005, primarily as a result of the issuance of $90 million of additional leverage during the 2nd and 3rd quarters last year.
Total leverage outstanding as of February 28, 2006, is $235 million representing 32.7 percent of total assets, which is close to our target for leverage of approximately 33 percent of total assets.
While we currently have no plans to do so, we may in the future raise new debt and equity capital from time to time in order to fund investments we believe are beneficial to our shareholders. We have filed a shelf registration statement to allow us to issue new debt or equity capital quickly in the event suitable opportunities are presented.
2006 1st Quarter Report      9

Schedule of Investments (Unaudited)

	February 28, 2006
	Shares	Value

Common Stock— 1.0%(1)

Natural Gas Gathering/Processing — 1.0%(1)
Crosstex Energy, Inc. (Cost $2,172,703)	54,136	$4,307,602

Master Limited Partnerships and Related Companies — 167.9%(1)

Coal — 0.9%(1)
Natural Resource Partners, L.P.	71,800	3,781,706

Crude/Refined Products Pipelines — 99.4%(1)
Buckeye Partners, L.P.	568,802	25,175,177
Enbridge Energy Partners, L.P.	904,000	40,408,800
Holly Energy Partners, L.P.	427,070	17,129,778
Kinder Morgan Management, LLC(3)	1,464,699	64,051,287
Magellan Midstream Partners, L.P.	2,190,213	68,969,807
Pacific Energy Partners, L.P.	656,500	20,318,675
Pacific Energy Partners, L.P.(2)	325,200	9,450,312
Plains All American Pipeline, L.P.	1,247,155	55,885,016
Sunoco Logistics Partners, L.P.	934,625	40,058,028
TEPPCO Partners, L.P.	812,745	29,608,300
Valero, L.P.	709,874	36,927,645

		407,982,825

Natural Gas/Natural Gas Liquid Pipelines — 15.7%(1)
Enterprise GP Holdings, L.P.	71,400	2,845,290
Enterprise Products Partners, L.P.	2,248,940	54,604,263
Northern Border Partners, L.P.	144,600	6,955,260

		64,404,813

Natural Gas Gathering/Processing — 33.8%(1)
Copano Energy, LLC	91,950	3,740,526
Copano Energy, LLC(2)	531,701	21,198,919
Crosstex Energy, L.P.	160,009	5,920,333
Crosstex Energy, L.P.(2)	108,578	3,776,343
Energy Transfer Partners, L.P.	1,804,600	64,460,312
Hiland Partners, L.P.	36,548	1,498,468
Markwest Energy Partners, L.P.	805,810	36,261,450
Williams Partners, L.P.	59,750	1,977,725

		138,834,076

Shipping — 5.3%(1)
K-Sea Transportation Partners, L.P.	571,300	19,806,971
Teekay LNG Partners, L.P.	67,200	2,042,880

		21,849,851

10       Tortoise Energy Infrastructure Corp.

Schedule of Investments (Unaudited)
(Continued)

	February 28, 2006
	Shares	Value

Propane Distribution — 12.8%(1)
Inergy, L.P.	1,767,979	$48,336,546
Inergy, L.P.(2)	82,655	2,001,904
Inergy Holdings, L.P.	61,761	2,099,874

		52,438,324

Total Master Limited Partnerships and Related Companies (Cost $531,602,985)		689,291,595

	Principal
	Amount

Promissory Note — 1.5%(1)

Shipping — 1.5%(1)
E.W. Transportation, LLC — Unregistered, 8.72%, Due 3/31/2009 (Cost $6,133,985)(2)(4)	$6,197,549	6,133,985

	Shares

Short-Term Investments — 1.5%(1)
First American Government Obligations Money Market Fund — Class Y, 4.16%(5) (Cost $6,196,023)	6,196,023	6,196,023

Total Investments — 171.9%(1) (Cost $546,105,696)		705,929,205
Auction Rate Senior Notes — (40.2%)(1)		(165,000,000)
Interest Rate Swap Contracts — 0.7%(1)
$345,000,000 notional — Unrealized Appreciation, Net (6)		2,965,831
Liabilities in Excess of Cash and Other Assets — (15.4%)(1)		(63,252,871)
Preferred Shares at Redemption Value — (17.0%)(1)		(70,000,000)

Total Net Assets Applicable to Common Stockholders — 100.0%(1)		$410,642,165

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	Fair valued securities represent a total market value of $42,561,463 which represents 10.4% of net assets.

These securities are deemed to be restricted; see Note 6 for further disclosure.

(3)	Security distributions are paid in kind. Related company of master limited partnership.

(4)	Security is a variable rate instrument. Interest rate is as of February 28, 2006.

(5)	Rate indicated is the 7-day effective yield.

(6)	See Note 10 for further disclosure.
2006 1st Quarter Report      11

Statement of Assets & Liabilities (Unaudited)

February 28, 2006
Assets
Investments at value (cost $546,105,696)	$705,929,205
Cash	6,511,031
Receivable for Adviser reimbursement	263,596
Receivable for investments sold	—
Interest and dividend receivable	39,240
Distribution receivable	—
Unrealized appreciation on interest rate swap contracts, net	2,965,831
Prepaid expenses and other assets	2,557,302

Total assets	718,266,205

Liabilities
Payable to Adviser	1,088,765
Dividend payable on common shares	7,154,647
Dividend payable on preferred shares	133,017
Accrued expenses and other liabilities	272,046
Current tax liability	58,500
Deferred tax liability	63,917,065
Auction rate senior notes payable:
Series A, due July 15, 2044	60,000,000
Series B, due July 15, 2044	50,000,000
Series C, due April 10, 2045	55,000,000

Total liabilities	237,624,040

Preferred Shares
$25,000 liquidation value per share applicable to 2,800 outstanding shares (7,500 shares authorized)	70,000,000

Net assets applicable to common stockholders	$410,642,165

Net Assets Applicable to Common Stockholders Consist of
Capital stock, $0.001 par value; 14,905,515 shares issued and outstanding (100,000,000 shares authorized)	$14,906
Additional paid-in capital	310,907,047
Accumulated net investment loss, net of deferred tax benefit	(3,468,317)
Undistributed realized gain, net of deferred tax expense	4,116,258
Net unrealized gain on investments and interest rate swap contracts, net of deferred tax expense	99,072,271

Net assets applicable to common stockholders	$410,642,165

Net Asset Value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$27.55

See Accompanying Notes to the Financial Statements.
12      Tortoise Energy Infrastructure Corp.

Statement of Operations (Unaudited)

Period from
December 1, 2005
through
February 28, 2006
Investment Income
Distributions received from master limited partnerships	$10,600,860
Less return of capital on distributions	(8,132,187)

Distribution income from master limited partnerships	2,468,673
Dividends from common stock	30,988
Dividends from money market mutual funds	53,431
Interest	143,188

Total Investment Income	2,696,280

Expenses
Advisory fees	1,646,552
Administrator fees	114,464
Professional fees	95,911
Reports to stockholders	33,140
Directors’ fees	29,178
Custodian fees and expenses	16,274
Fund accounting fees	14,794
Registration fees	14,041
Stock transfer agent fees	3,373
Other expenses	22,161

Total Expenses before Interest Expense and Auction Agent Fees	1,989,888

Interest expense	1,805,794
Auction agent fees	159,515

Total Interest Expense and Auction Agent Fees	1,965,309

Total Expenses	3,955,197

Less expense reimbursement by Adviser	(398,639)

Net Expenses	3,556,558

Net Investment Loss, before income taxes	(860,278)
Current tax expense	(58,500)
Deferred tax benefit	358,323

Income tax benefit	299,823

Net Investment Loss	(560,455)

2006 1st Quarter Report      13

Statement of Operations (Unaudited)
(Continued)

Period from
December 1, 2005
through
February 28, 2006
Realized and Unrealized Gain on Investments
Net realized gain on investments	$380,366
Net realized gain on interest rate swap settlements	13,522

Net realized gain, before deferred tax expense	393,888
Deferred tax expense	(153,616)

Net realized gain on investments and interest rate swap settlements	240,272
Net unrealized appreciation of investments	23,899,784
Net unrealized appreciation of interest rate swap contracts	63,315

Net unrealized gain, before deferred tax expense	23,963,099
Deferred tax expense	(9,346,595)

Net unrealized appreciation of investments and interest rate swap contracts	14,616,504

Net Realized and Unrealized Gain on Investments	14,856,776

Dividends to Preferred Stockholders	(773,009)

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$13,523,312

See Accompanying Notes to the Financial Statements.
14	Tortoise Energy Infrastructure Corp.

Statement of Changes in Net Assets

	Period from
	December 1, 2005
	through	Year Ended
	February 28, 2006	November 30, 2005
	(Unaudited)
Operations
Net investment loss	$(560,455)	$(2,664,574)
Net realized gain on investments and interest rate swap settlements	240,272	3,910,013
Net unrealized appreciation of investments and interest rate swap contracts	14,616,504	36,586,625
Dividends to preferred stockholders	(773,009)	(1,639,910)

Net increase in net assets applicable to common stockholders resulting from operations	13,523,312	36,192,154

Dividends and Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(7,154,647)	(26,506,341)

Total dividends to common stockholders	(7,154,647)	(26,506,341)

Capital Share Transactions
Proceeds from secondary offering of 1,755,027 common shares	—	47,999,988
Proceeds from issuance of 263,254 common shares in connection with exercising an overallotment option granted to underwriters of the secondary offering	—	7,199,997
Underwriting discounts and offering expenses associated with the issuance of common shares	—	(2,443,688)
Underwriting discounts and offering expenses associated with the issuance of preferred shares	—	(356,815)
Issuance of 203,080 common shares from reinvestment of dividend distributions to stockholders	—	5,635,662

Net increase in net assets, applicable to common stockholders, from capital share transactions	—	58,035,144

Total increase in net assets applicable to common stockholders	6,368,665	67,720,957
Net Assets
Beginning of period	404,273,500	336,552,543

End of period	$410,642,165	$404,273,500

Accumulated net investment loss, net of deferred tax benefit, at the end of period	$(3,468,317)	$(2,907,862)

See Accompanying Notes to the Financial Statements.
2006 1st Quarter Report      15

Statement of Cash Flows (Unaudited)

Period from
December 1, 2005
through
February 28, 2006
Cash Flows From Operating Activities
Distributions received from master limited partnerships	$10,600,860
Interest and dividend income received	221,788
Purchases of long term investments	(157,675)
Proceeds from sale of long-term investments	1,183,191
Purchases of short term investments, net	(499,609)
Proceeds from interest rate swap settlements, net	13,522
Interest expense paid	(2,034,307)
Operating expenses paid	(2,038,443)

Net cash provided by operating activities	7,289,327

Cash Flows From Financing Activities
Dividends paid to preferred stockholders	(823,718)

Net cash used in financing activities	(823,718)

Net increase in cash	6,465,609
Cash — beginning of period	45,422

Cash — end of period	$6,511,031

16      Tortoise Energy Infrastructure Corp.

Statement of Cash Flows (Unaudited)
(Continued)

Period from
December 1, 2005
through
February 28, 2006
Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$13,523,312
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(157,675)
Return of capital adjustments	8,132,187
Proceeds from sales of long-term investments	1,183,191
Purchases of short term investments, net	(499,609)
Deferred income taxes	9,141,888
Net unrealized appreciation on investments and interest rate swap contracts	(23,963,099)
Realized gains on investments and interest rate swap settlements	(393,888)
Accretion of discount on investments	(4,342)
Amortization of debt issuance costs	14,198
Dividends to preferred stockholders	773,009
Changes in operating assets and liabilities:
Increase in interest and dividend receivable	(1,477)
Increase in prepaid expenses and other assets	(143,847)
Decrease in receivable for investments sold	—
Decrease in current tax liability	(155,761)
Decrease in payable to Adviser, net of expense reimbursement	(38,207)
Decrease in accrued expenses and other liabilities	(120,553)

Total adjustments	(6,233,985)

Net cash provided by operating activities	$7,289,327

See Accompanying Notes to the Financial Statements.
2006 1st Quarter Report      17

Financial Highlights

Period from
December 1, 2005
through
February 28, 2006
(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$27.12
Public offering price	—
Underwriting discounts and offering costs on initial public offering	—
Underwriting discounts and offering costs on issuance of preferred shares	—
Premiums less underwriting discounts and offering costs on secondary offering(7)	—
Income (loss) from Investment Operations:
Net investment (loss)(8)	(0.04)
Net realized and unrealized gain on investments(8)	1.00

Total increase from investment operations	0.96

Less Dividends to Preferred Stockholders:
Net investment income	—
Return of capital	(0.05)

Total dividends to preferred stockholders	(0.05)

Less Dividends to Common Stockholders:
Net investment income	—
Return of capital	(0.48)

Total dividends to common stockholders	(0.48)

Net Asset Value, end of period	$27.55

Per common share market value, end of period	$29.42
Total Investment Return Based on Market Value(3)	4.22%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$410,642
Ratio of expenses (including current and deferred income tax expense) to average net assets before waiver:(4)(6)(9)	12.97%
Ratio of expenses (including current and deferred income tax expense) to average net assets after waiver:(4)(6)(9)	12.58%
Ratio of expenses (excluding current and deferred income tax expense) to average net assets before waiver:(4)(6)(9)	3.96%
Ratio of expenses (excluding current and deferred income tax expense) to average net assets after waiver:(4)(6)(9)	3.57%
Ratio of expenses (excluding current and deferred income tax expense), without regard to non-recurring organizational expenses, to average net assets before waiver:(4)(6)(9)	3.96%
Ratio of expenses (excluding current and deferred income tax expense), without regard to non-recurring organizational expenses, to average net assets after waiver:(4)(6)(9)	3.57%
18     Tortoise Energy Infrastructure Corp.

Period from
February 27, 2004(1)
Year Ended	through
November 30, 2005	November 30, 2004

$26.53	$—
—	25.00
—	(1.17)
(0.02)	(0.06)
—	—

(0.16)	(0.03)
2.67	3.77

2.51	3.74

—	—
(0.11)	(0.01)

(0.11)	(0.01)

—	—
(1.79)	(0.97)

(1.79)	(0.97)

$27.12	$26.53

$28.72	$27.06
13.06%	12.51%

$404,274	$336,553
9.10%	15.20%
8.73%	14.92%
3.15%	2.01%
2.78%	1.73%
3.15%	1.90%
2.78%	1.62%
2006 1st Quarter Report    19

Financial Highlights (Unaudited)
(Continued)

Period from
December 1, 2005
through
February 28, 2006
(Unaudited)
Ratio of net investment loss to average net assets before waiver:(4)(6)(10)	(1.30)%
Ratio of net investment loss to average net assets after waiver:(4)(6)(10)	(0.91)%
Ratio of net investment loss to average net assets after current and deferred income tax expense, before waiver:(4)(9)	(10.31)%
Ratio of net investment loss to average net assets after current and deferred income tax expense, after waiver:(4)(9)	(9.92)%
Portfolio turnover rate	0.02%
Tortoise Auction Rate Senior Notes, end of period (000’s)	$165,000
Tortoise Preferred Shares, end of period (000’s)	$70,000
Per common share amount of auction rate senior notes outstanding at end of period	$11.07
Per common share amount of net assets, excluding auction rate senior notes, at end of period	$38.62
Asset coverage, per $1,000 of principal amount of auction rate senior notes
Series A	$3,913
Series B	$3,913
Series C	$3,913
Asset coverage, per $25,000 liquidation value per share of preferred shares	$171,658
Asset coverage ratio of auction rate senior notes(5)	391%
Asset coverage ratio of preferred shares(11)	275%

(1)	Commencement of Operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Not Annualized for periods less than a year. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)	Annualized for periods less than one full year.

(5)	Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes and preferred shares at the end of the period divided by auction rate senior notes outstanding at the end of the period.

(6)	The expense ratios and net investment loss ratios do not reflect the effect of dividend payments to preferred stockholders.
20     Tortoise Energy Infrastructure Corp.

Period from
February 27,
Year Ended	2004 (1) through
November 30, 2005	November 30, 2004

(1.42)%	(0.45)%
(1.05)%	(0.17)%
(7.37)%	(13.37)%
(7.00)%	(13.65)%
4.92%	1.39%
$165,000	$110,000
$70,000	$35,000
$11.07	$8.67
$38.19	$35.21

$3,874	$4,378
$3,874	$4,378
$3,874	—
$169,383	$265,395
387%	438%
272%	332%

(7)	The amount is less than $0.01 per share, and represents the premium on the secondary offering of $0.14 per share, less the underwriting discounts and offering costs of $0.14 per share for the year ending November 30, 2005.

(8)	The per common share data for the period ended November 30, 2004, do not reflect the change in estimate of investment income and return of capital.

(9)	The Company accrued $9,200,388, $24,659,420 and $30,330,018 for the quarter ended February 28, 2006, for the year ended November 30, 2005 and for the period from February 27, 2004 through November 30, 2004, respectively, in current and deferred income tax expense.

(10)	The ratio excludes net deferred income tax benefit on net investment loss.

(11)	Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes and preferred shares at the end of the period divided by the sum of auction rate senior notes and preferred shares outstanding at the end of the period.
2006 1st Quarter Report    21

Notes to Financial Statements (Unaudited)
February 28, 2006
1. Organization
Tortoise Energy Infrastructure Corp. (the “Company”) was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to shareholders. The Company seeks to provide its shareholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company’s shares are listed on the New York Stock Exchange under the symbol “TYG.”
2. Significant Accounting Policies
A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
B. Investment Valuation
The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.
The Company may invest up to 30 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using a fair value procedure.
22    Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited)
(Continued)
The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.
The Company generally values its interest rate swap contracts by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.
C. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions are not known until after the fiscal year-end of the Company.
D. Dividends to Stockholders
Dividends to common stockholders are recorded on the ex-dividend date. The character of dividends to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2005 and the period ended February 28, 2006, the Company’s dividends, for book purposes, were comprised entirely of return of capital as a result of the net investment loss incurred by the Company in each reporting period. For the year ended November 30, 2005, for tax purposes, the Company determined the dividends to common stockholders were comprised of 100 percent return of capital.
Dividends to preferred stockholders are based on variable rates set at auctions, normally held every 28 days. Dividends on preferred shares are accrued on a daily basis for the subsequent 28 day period at a rate as determined on the auction date. Dividends on preferred shares are payable every 28 days, on the first day following the end of the dividend period.
2006 1st Quarter Report    23

Notes to Financial Statements (Unaudited)
(Continued)
E. Federal Income Taxation
The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.
F. Organization Expenses, Offering and Debt Issuance Costs
The Company is responsible for paying all organizational expenses, which were expensed as incurred. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the shares are issued. Offering costs (excluding underwriter commissions) of $164,530 were charged to additional paid-in capital for the MMP II preferred shares issued in July of 2005. Debt issuance costs related to the auction rate senior notes payable are capitalized and amortized over the period the notes are outstanding. The amount of such capitalized costs (excluding underwriter commissions) for Auction Rate Senior Notes Series C issued in April of 2005, was $254,099.
G. Derivative Financial Instruments
The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations.
H. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
24    Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited)
(Continued)
3 . Concentration of Risk
The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to its shareholders. Under normal circumstances, the Company intends to invest at least 90 percent of its total assets in securities of domestic energy infrastructure companies, and will invest at least 70 percent of its total assets in equity securities of MLPs. The Company will not invest more than 10 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 25 percent of its assets in debt securities, which may include below investment grade securities. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.
4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the “Adviser”). Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares) (“Managed Assets”), in exchange for the investment advisory services provided. For the period following the commencement of the Company’s operations through February 28, 2006, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.23 percent of the average monthly Managed Assets of the Company. For years ending February 28, 2007, 2008 and 2009, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.10 percent of the average monthly Managed Assets of the Company.
The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.07 percent of the first $300 million of the Company’s Managed Assets, 0.06 percent on the next $500 million of Managed Assets and 0.04 percent on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $45,000.
Computershare Investor Services, LLC serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.
2006 1st Quarter Report    25

Notes to Financial Statements (Unaudited)
(Continued)
U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015 percent on the first $100 million of the Company’s Managed Assets and 0.01 percent on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $4,800.
5. Income Taxes
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of February 28, 2006 are as follows:

Deferred tax assets:
Net operating loss carryforwards	$8,564,090
Organization costs	58,267

8,622,357

Deferred tax liabilities:
Unrealized gains on investment securities and interest rate swap contracts	63,487,843
Basis reduction of investment in MLPs	9,051,579

72,539,422

Total net deferred tax liability	$63,917,065

For the period from December 1, 2005 to February 28, 2006, the components of income tax expense include foreign taxes of $58,500 and deferred federal and state income taxes (net of federal tax benefit) of $8,204,258 and $937,630, respectively. As of November 30, 2005, the Company had a net operating loss for federal income tax purposes of approximately $19,171,000. If not utilized, this net operating loss will expire as follows: $2,833,000 and $16,338,000 in the years ending November 30, 2024 and 2025, respectively.
Total income taxes differ from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment income and realized and unrealized gains on investments and interest rate swap contracts before taxes for the period from December 1, 2005 through February 28, 2006, as follows:

Application of statutory income tax rate	$8,223,848
State income taxes, net of federal tax benefit	939,868
Other, net	36,672

Total	$9,200,388

26    Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (Unaudited)
(Continued)
6. Restricted Securities
Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of units held or principal amount, the acquisition dates, acquisition costs, value per unit of such securities and percent of net assets which the securities comprise.

		Number of
		Units or					Percent
		Principal	Acquisition		Acquisition	Value	of Net
Investment Security		Amount	Date		Cost	Per Unit	Assets

Copano Energy, LLC	Common Units	531,701	8/01/05		$15,000,089	$39.87	5.2%
Crosstex Energy, L.P.	Common Units	108,578	11/01/05		4,000,014	34.78	0.9
Pacific Energy Partners, L.P.	Common Units	325,200	9/30/05		9,824,902	29.06	2.3
Inergy, L.P.	Subordinated Units	82,655	9/14/04	–
			2/04/05		2,232,123	24.22	0.5
E.W. Transportation, LLC	Promissory Note	$6,197,549	5/03/04		8,569,500	N/A	1.5

					$39,626,628		10.4%

7. Investment Transactions
For the period ended February 28, 2006, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $157,675 and $1,183,191 (excluding short-term debt securities and interest rate swaps), respectively.
8. Auction Rate Senior Notes
The Company has issued $60,000,000, $50,000,000, and $55,000,000 aggregate principal amount of auction rate senior notes Series A, Series B, and Series C, respectively (collectively, the “Notes”). The Notes were issued in denominations of $25,000. The principal amount of the Notes will be due and payable on July 15, 2044 for Series A and Series B, and April 10, 2045 for Series C. Fair value of the notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.
Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. Interest rates for Series A, Series B, and Series C as of February 28, 2006 were 4.79 percent, 4.80 percent, and 4.81 percent, respectively. The weighted average interest rates for Series A, Series B, and Series C for the period ended February 28, 2006, were 4.63 percent, 4.64 percent, and 4.51 percent, respectively. These rates include the applicable rate based on the latest
2006 1st Quarter Report    27

Notes to Financial Statements (Unaudited)
(Continued)
results of the auction, plus commissions paid to the auction agent in the amount of 0.25 percent. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. Generally, the rate period will be 28 days for Series A and Series B, and 7 days for Series C. The Notes are not listed on any exchange or automated quotation system.
The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.
The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.
9. Preferred Shares
The Company has 7,500 authorized Money Market Preferred (“MMP”) Shares, of which 2,800 shares (1,400 MMP Shares and 1,400 MMP II Shares) are currently outstanding. The MMP and MMP II Shares have rights determined by the Board of Directors. The MMP and MMP II Shares have a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.
Holders of the MMP and MMP II Shares are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rates for MMP and MMP II Shares as of February 28, 2006, were 4.80 percent and 4.88 percent, respectively. The weighted average dividend rate for MMP and MMP II Shares for the period ended February 28, 2006, were 4.64 percent and 4.71 percent, respectively. These rates include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25 percent. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MMP Shares would be less than 200 percent.
The MMP and MMP II Shares are redeemable in certain circumstances at the option of the Company. The MMP and MMP II Shares are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.
28    Tortoise Energy Infrastructure Corp.

Notes to Financial Statements (unaudited)
(Continued)
The holders of MMP and MMP II Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.
10. Interest Rate Swap Contracts
The Company has entered into interest rate swap contracts to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent asset coverage of the liquidation value of the outstanding auction rate senior notes or if the Company loses its credit rating on its auction rate senior notes, then the Company could be required to make a termination payment, in addition to redeeming all or some of the auction rate senior notes. Details of the interest rate swap contracts outstanding as of February 28, 2006, were as follows:

			Fixed Rate	Floating Rate	Unrealized
	Maturity	Notional	Paid by	Received by	Appreciation/
Counterparty	Date	Amount	the Company	the Company	(Depreciation)

U.S. Bank, N.A.	7/10/2007	$60,000,000	3.54%	1 month U.S. Dollar LIBOR	$1,164,255
U.S. Bank, N.A.*	7/10/2011	60,000,000	4.63%	1 month U.S. Dollar LIBOR	610,359
U.S. Bank, N.A.	7/17/2007	50,000,000	3.56%	1 month U.S. Dollar LIBOR	1,005,206
U.S. Bank, N.A.*	7/17/2011	50,000,000	4.64%	1 month U.S. Dollar LIBOR	499,466
U.S. Bank, N.A.	5/01/2014	55,000,000	4.54%	1 week U.S. Dollar LIBOR	1,489,314
U.S. Bank, N.A.	11/12/2020	35,000,000	5.20%	1 month U.S. Dollar LIBOR	(880,707)
U.S. Bank, N.A.	11/18/2020	35,000,000	5.21%	1 month U.S. Dollar LIBOR	(922,062)

		$345,000,000			$2,965,831

*	The Company has entered into additional interest rate swap contracts for Series A and Series B notes with settlements commencing on 7/10/2007 and 7/17/2007, respectively.
The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contract, as no collateral is pledged by the counterparty.
2006 1st Quarter Report    29

Notes to Financial Statements (Unaudited)
(Continued)
11. Common Stock
The Company has 100,000,000 shares of capital stock authorized and 14,905,515 shares outstanding at February 28, 2006. Transactions in common shares for the year ended November 30, 2005 were as follows:

Shares at November 30, 2004	12,684,154
Shares sold through secondary offering and exercise of overallotment options	2,018,281
Shares issued through reinvestment of dividends	203,080

Shares at November 30, 2005	14,905,515

There were no transactions in common shares for the period from December 1, 2005 through February 28, 2006.
12. Subsequent Event
On March 1, 2006, the Company paid a dividend in the amount of $0.48 per share, for a total of $7,154,647. Of this total, the dividend reinvestment amounted to $1,063,107.
30    Tortoise Energy Infrastructure Corp.

Additional Information (Unaudited)
Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect Tortoise Energy Infrastructure Corp.’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of Tortoise Energy Infrastructure Corp. will trade in the public markets and other factors discussed in filings with the SEC.
Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the period ended June 30, 2005 is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (888) 728-8784; and (ii) on the SEC’s Web site at www.sec.gov.
Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q and statement of additional information are available without charge upon request by calling the Company at (888) 728-8784 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the Commissions Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.
Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.
We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.
2006 1st Quarter Report    31

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, Kan. 66210
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com
Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte
Board of Directors of
Tortoise Energy Infrastructure Corp.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.
Terry Matlack
Tortoise Capital Advisors, L.L.C.
Conrad S. Ciccotello
Independent
John R. Graham
Independent
Charles E. Heath
Independent
ADMINISTRATOR
U.S. Bancorp Fund Services, L.L.C.
615 East Michigan St.
Milwaukee, Wis. 53202
CUSTODIAN
U.S. Bank, N.A.
425 Walnut St.
Cincinnati, Ohio 45202
TRANSFER AGENT
Computershare Investor Services, L.L.C.
2 North LaSalle St.
Chicago, Ill. 60602
(888) 728-8784
www.computershare.com
LEGAL COUNSEL
Blackwell Sanders Peper Martin LLP
4801 Main St.
Kansas City, Mo. 64112
INVESTOR RELATIONS
(913) 981-1020
info@tortoiseadvisors.com
STOCK SYMBOL
Listed NYSE Symbol: TYG
This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.